UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2016

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-3650
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Fourth Amended and Restated Advisory Management Agreement

On May 31, 2016, Behringer Harvard Opportunity REIT I, Inc. (the “Company”) entered into the Fourth Amended and Restated Advisory Management Agreement (the “Fourth Advisory Agreement”) with Behringer Harvard Opportunity Advisors I, LLC, an affiliated Texas limited liability company that serves as our advisor (the “Advisor”).  The Fourth Advisory Agreement is effective as of May 15, 2016.

The Fourth Advisory Agreement amended and restated the Third Amended and Restated Advisory Management Agreement (the “Third Advisory Agreement”), as amended by the First Amendment to Third Amended and Restated Advisory Management Agreement (the “First Amendment to Third Advisory Agreement”) to: (a) incorporate amendments made by the First Amendment to Third Advisory Agreement into the body of the agreement; (b) amend certain limitations on expense reimbursements to the Advisor; (c) amend the non-solicitation provision; and (d) extend the term of the agreement to May 15, 2017.  In all other material respects, the terms of the agreement remain unchanged.

The information set forth above with respect to the Fourth Advisory Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Fourth Advisory Agreement, which is attached as Exhibit 10.1 and incorporated into this Item 1.01 disclosure by reference.

Third Amended and Restated Property Management and Leasing Agreement

Additionally, on May 31, 2016, the Company entered into the Third Amended and Restated Property Management and Leasing Agreement (“Third Property Management Agreement”) with Behringer Harvard Opportunity OP I, LP, an affiliated Texas limited partnership (the “OP”), Behringer Harvard Opportunity Management Services, LLC, an affiliated Texas limited liability company (the “Manager”), Behringer Harvard Real Estate Services, LLC, an affiliated Texas limited liability company, and several affiliated special purpose entities formed to directly own the properties in which the Company has invested.

The Third Property Management Agreement amended and restated the Second Amended and Restated Property Management and Leasing Agreement (“Second Property Management Agreement”), as amended by the First Amendment to Second Amended and Restated Property Management and Leasing Agreement (the “First Amendment to Second Property Management Agreement”) to amend the non-solicitation provision and incorporate the amendments made by the First Amendment to Second Property Management Agreement into the body of the agreement.  In all other material respects, the terms of the agreement remain unchanged.

The information set forth above with respect to the Third Property Management Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Third Property Management Agreement, which is attached as Exhibit 10.2 and incorporated into this Item 1.01 disclosure by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Fourth Amended and Restated Advisory Management Agreement between Behringer Harvard Opportunity REIT I, Inc. and Behringer Harvard Opportunity Advisors I, LLC dated May 31, 2016

10.2

Third Amended and Restated Property Management and Leasing Agreement by and among Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity OP I, LP, Behringer Harvard Opportunity Management Services, LLC, Behringer Harvard Real Estate Services, LLC and several affiliated special purpose entities dated May 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: May 31, 2016	By:	/s/ Terri Warren Reynolds
Terri Warren Reynolds
Senior Vice President — Legal, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Fourth Amended and Restated Advisory Management Agreement between Behringer Harvard Opportunity REIT I, Inc. and Behringer Harvard Opportunity Advisors I, LLC dated May 31, 2016

10.2

Third Amended and Restated Property Management and Leasing Agreement by and among Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity OP I, LP, Behringer Harvard Opportunity Management Services, LLC, Behringer Harvard Real Estate Services, LLC and several affiliated special purpose entities dated May 31, 2016